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                                                      EXHIBIT 10.75



                                WORKOUT AGREEMENT

         THIS WORKOUT AGREEMENT (this "AGREEMENT") is entered into as of this 12th day of April, 2000, by and between STAR Telecommunications, Inc., a Delaware corporation ("DEBTOR"), PT-1 Communications, Inc. ("PT-1"), Helvey Com, LLC ("HELVEY"), CEO California Telecommunications, Inc., CEO Telecommunications, Inc., Lucius Enterprises, Inc., AS Telecommunications, Inc.; PT-1 Long Distance, Inc., PT-1 Holdings I, Inc., Phonetime Technologies, Inc., PT-1 Holdings II, Inc., Nationwide Distributors, Inc., Technology Leasing, Inc., Investment Services, Inc., and PT-1 Communications Puerto Rico, Inc. (collectively, the "DEBTOR ENTITIES") and MCI WORLDCOM NETWORK SERVICES, INC., a Delaware corporation having a place of business located at 6929 North Lakewood Avenue, M.D. 5.2-510, Tulsa, Oklahoma 74117 ("WORLDCOM").

                              W I T N E S S E T H:

         WHEREAS, WorldCom provides telecommunications services to Debtor pursuant to certain services contracts now existing or hereafter executed between such parties including, but not limited to, those carrier and other agreements set forth on SCHEDULE A attached hereto as the same may have been heretofore or may hereafter be amended, modified or supplemented from time to time (collectively, the "Service Agreements"), pursuant to which WorldCom has provided and continues to provide various switched telecommunications services to and for the benefit of the Debtor, the Guarantors and their respective Subsidiaries; and

         WHEREAS, Debtor is in default to WorldCom for, INTER ALIA, failure to pay its obligations to WorldCom in a timely manner (the "Past Due Indebtedness"); and

         WHEREAS, Debtor and WorldCom have agreed to restructure certain of the Past Due Indebtedness due to WorldCom as of February 3, 2000, in the form of a Promissory Note in the principal amount of $56,017,698.87 (the "Workout Indebtedness"), of even date herewith (the "Note"), which has been executed and delivered by Debtor to WorldCom; and

         WHEREAS, Debtor has agreed to secure its performance and payment of (a) all obligations for the provision of services by WorldCom to Debtor pursuant to any, and all related notes, instruments, documents, or agreements and any amendments, extensions, renewals or replacements to or of any of the foregoing; and (b) all other obligations and indebtedness of Debtor to WorldCom of whatever kind and however created, whether presently existing or hereafter arising; and

         WHEREAS, the Guarantors have agreed to guaranty and act as surety for such obligations of the Debtor to WorldCom and to secure such guaranty.


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         NOW THEREFORE, the parties hereto, in consideration of the promises contained herein and intending to be legally bound hereby, agree as follows:

         1. INCORPORATION OF RECITALS. The parties affirm and acknowledge that the recitals set forth above are true and correct and are incorporated into this Agreement by reference.

         2. WORLDCOM DOCUMENTS. Unless and until (if ever) WorldCom and
Debtor shall enter into a written modification agreement, the WorldCom Documents, as currently in effect, shall remain in full force and effect, without change, and each party shall be responsible and liable for the performance of its respective agreements and obligations in accordance with the WorldCom Documents.

         3. EXISTING EVENTS OF DEFAULT AND FORBEARANCE WITH RESPECT
THERETO. Debtor agrees that the Service Agreements are currently in default in various respects, including, but not limited to, those Events of Default listed in EXHIBIT A (the "Existing Defaults") attached hereto and made a part hereof. WorldCom agrees that it shall forbear from exercising its rights and remedies with respect to the Existing Defaults until the earlier to occur of (a) termination of the Agreement and Plan of Merger dated February 11, 2000, by and between the Debtor, STI Merger Co. and World Access, Inc. (the "Merger Agreement"); (b) consummation of the merger transaction contemplated by the Merger Agreement; or (c) August 1, 2000,

         4. ACKNOWLEDGMENT OF INDEBTEDNESS. Debtor acknowledges that the Workout Indebtedness is fully due and owing under the Service Agreements, without setoff, recoupment, counterclaims or defenses.

         5. PAYMENT FOR USAGE OF WORLDCOM'S NETWORK. Debtor shall pay for usage of WorldCom's telecommunications network for usage incurred after February 3, 2000 (collectively, the "Ongoing Usage") in accordance with the terms and conditions of the Service Agreements.

         6. CONDITIONS PRECEDENT. Debtor shall execute and deliver (or cause to be executed and delivered) the following documents to WorldCom on or before April 14, 2000: (i) Security Agreement; (ii) the Note; (iii) Pledge Agreement and pledge of 100% of the outstanding Capital Stock of CEO California Telecommunications, Inc., CEO Telecommunications, Inc., PT-1 Communications, Inc. ("PT-1"), Helvey Com, LLC ("Helvey"), Lucius Enterprises, Inc., AS Telecommunications, Inc.; PT-1 Long Distance, Inc., PT-1 Holdings I, Inc., Phonetime Technologies, Inc., PT-1 Holdings II, Inc., Nationwide Distributors, Inc., Technology Leasing, Inc., Investment Services, Inc., and PT-1 Communications Puerto Rico, Inc. (iv) a Guaranty by each of PT-1 and Helvey (collectively, the "Guarantors"); (v) stock or membership assignments, executed in blank, and certificates representing the equity interests in the foregoing entities; (vi) Security Agreements of each of the Guarantors; and (vii) UCC-1 financing statements related to the foregoing.


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

         7. DEFAULT. A "DEFAULT" means the occurrence or existence of one or more of the following events or conditions (whatever the reason for such Default and whether voluntary, involuntary or effected by operation of law):

                  (a) Debtor's or any Guarantor's breach of any of its respective covenants, obligations or agreements contained in this Agreement, including, without limitation, the covenants set forth in this Agreement; or

                  (b) The occurrence, existence or continuance of any default or event of default under any of the WorldCom Documents, or the Credit Agreement, other than the Debtor's failure to pay the Past Due Indebtedness in a timely manner heretofore; or

                  (c) Any material representation or warranty made by Debtor or any Guarantor in this Agreement, or any material statement made by Debtor in any plan, certificate, report, document, exhibit or budget, as the case may be, provided to WorldCom pursuant to this Agreement or the WorldCom Documents proves to have been false or misleading in any material respect as of the time when made; or

                  (d) Failure of Debtor to remain current with respect to its Ongoing Usage; or

                  (e) Any material adverse change in the financial condition, business, assets or operations of the Debtor or any of the Guarantors occurs; or

                  (f) A proceeding shall be instituted in respect of the Debtor or any Guarantor:

                           (i) seeking to have an order for relief entered in
respect of the Debtor or such Guarantor, or seeking a declaration or entailing a finding that such entity is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to such entity, its assets or its debts under any law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar law now or in the future in effect; or

                           (ii) seeking appointment of a receiver, trustee,
custodian, liquidator, assignee, sequestrator or other similar official for the Debtor or any Guarantor, or for all or any substantial part of its property; or

                  (g) Debtor or Guarantor, as the case may be, shall become insolvent, shall become generally unable to pay its debts as they become due, shall voluntarily suspend transaction of its business, shall make a general assignment for the benefit of creditors, shall institute a proceeding described in Section 7(f)(i) of this Agreement or shall consent to any order for relief, declaration, finding or relief described in Section 7(f)(i) of this Agreement, shall institute a proceeding described in Section 7(f)(ii) of this Agreement or shall consent to the appointment or to the taking of possession by any such official of all or any substantial part of its property whether or not any proceeding is instituted, dissolves, winds-up or liquidates itself or any substantial part of its property, or shall take any action in furtherance of any of the foregoing.

         8. CONSEQUENCES OF A DEFAULT.

                  (a) If a Default specified in subsections (a) through (e) of Section 7 of this Agreement occurs and continues or exists, WorldCom may demand the principal balance due under the Note, interest accrued on the unpaid principal amount and all other amounts owing by Debtor under this Agreement and the other WorldCom Documents to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived, and an action for any amounts due shall accrue immediately.

                  (c) If a Default specified in subsections (f) or (g) of Section 7 of this Agreement occurs and continues or exists, WorldCom will be under no further obligation to provide telecommunications services to Debtor, the outstanding principal and all unpaid interest and all other amounts owing by Debtor under this Agreement, and the other WorldCom Documents shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived, and an action for any amounts due shall accrue immediately.

                  (d)      Notwithstanding anything in this
Agreement to the contrary, upon the occurrence of a Default, WorldCom shall be permitted to exercise all of its rights under any one or more of the WorldCom Documents at law or in equity against Debtor.

         9. WRITTEN AMENDMENT ONLY. No modifications to the WorldCom Documents shall be deemed to have been entered into until () the parties to such WorldCom Documents shall have reached agreement on all issues, and () such agreement has been reduced to a written agreement signed by each of the parties to each such WorldCom Document in question.

         10. RELEASE OF WORLDCOM. Each of the Debtor Entities forever releases and discharges WorldCom, its agents, servants, employees, directors, officers, attorneys, branches, parent, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations acting on WorldCom's behalf (collectively referred to as the "WORLDCOM RELEASED ENTITIES") of and from any and all losses, damages, claims, demands, liabilities, obligations, actions and causes of action, of any nature whatsoever in law or in equity, including, without limitation, any claims or joinders for sole liability, contribution or indemnity (collectively, the "CLAIMS"), which one or more of the Debtor Entities may have or claim to have against WorldCom or any one or more of the WorldCom Released Entities, as of the date of this Agreement, whether presently known or unknown, and of every nature and extent whatsoever, on account of or in any way touching, concerning, arising out of, founded upon or relating to (i) the WorldCom Documents, (ii) the obligations of one or more the Debtor Entities under the WorldCom Documents, (iii) this

Agreement, (iv) enforcement or negotiation of any of the foregoing WorldCom Documents or this Agreement, and (v) the dealings of the parties to this Agreement with respect to the obligations of the Debtor Entities to WorldCom under the WorldCom Documents or one or more of them.

         11. EFFECTUATION OF RELEASES. Each of the Debtor Entities agrees to execute all appropriate and necessary documents to enable WorldCom or any of the WorldCom Entities, to plead the effect of the releases contained in Section 10 of this Agreement in any lawsuit. Each of the Debtor Entities also understands and agrees that the covenants and consideration referred to in this Agreement are in consideration for the continued forbearance by the parties in enforcing their respective rights, including, without limitation, WorldCom's forbearance in collecting or otherwise enforcing the Obligations owed to WorldCom, and said forbearance by WorldCom shall not be construed as an admission of any liability on the part of WorldCom or any WorldCom Released Entity, and the Debtor's have not claimed any such liability.

         12. CUMULATIVE NATURE OF RELEASE. Nothing contained in this
Agreement shall impair or be construed to impair the security of WorldCom or any of the WorldCom Released Entities under the WorldCom Documents, nor affect nor impair any rights or powers that WorldCom or any of the WorldCom Released Entities may have under the WorldCom Documents for the recovery of the indebtedness of the Debtor Entities to WorldCom in case of breach of the terms, provisions and releases contained in this Agreement or breach or nonfulfillment of the terms, agreements and covenants set forth in the WorldCom Documents. All rights, powers and remedies of WorldCom or any of the WorldCom Released Entities under any other agreement or release now or at any time in the future in force between WorldCom and the Debtor with respect to the Obligations shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to WorldCom or any of the WorldCom Released Entities by law.

         13. BINDING RELEASE. The releases contained in Section 11 of this Agreement shall be binding upon each of the Debtor Entities and shall inure to the benefit of WorldCom and the WorldCom Released Entities, and any of their respective successors and assigns.

         14. CONSENT BY WORLDCOM TO SALE OF PT-1 OR ITS ASSETS.
Notwithstanding any provision in the WorldCom Documents to the contrary, WorldCom consents to the sale of all of PT-1's stock or substantially all of its assets. Notwithstanding the foregoing, WorldCom reserves any and all rights it may have to the proceeds of any such sale and the Debtor Entities agree that an aggregate amount of such proceeds equal to the obligations evidenced by the Note shall not be disbursed, without WorldCom's consent, such consent not to be unreasonably withheld.

         15. REPRESENTATIONS AND WARRANTIES OF DEBTOR ENTITIES. To induce WorldCom to agree to the financial restructuring of the Debtor's obligations to WorldCom, each of the Debtor Entities hereby represents and warrants to WorldCom that:

                  (a) WorldCom has acted in good faith in the performance and enforcement of its rights under the WorldCom Documents, the Obligations and the negotiation of this Agreement; and

                  (b) Each of the Debtor Entities is a corporation, limited liability company, partnership, or limited partnership that (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable; (ii) is qualified to do business in all jurisdictions where the nature of its business or properties require such qualification; and (iii) is in compliance in all material respects with all requirements under applicable laws, rules and regulations. Set forth on SCHEDULE 15 hereto is a complete and accurate listing with respect to Debtor, each of the Obligors and their respective Subsidiaries, showing (1) the jurisdiction of its organization, and its mailing address, which is the principal place of business and chief executive office of each unless otherwise indicated; (2) the classes of Capital Stock and shares of Capital Stock issued and outstanding in Debtor, and in each such Subsidiary; and (3) with respect to Debtor's Subsidiaries, each record and beneficial owner of outstanding Capital Stock on the date hereof, indicating the ownership percentage.

                  (c) The board of directors (or group of similar authority) of Debtor and each of its Subsidiaries that is an Obligor (or its general partners or managing members, as applicable), have duly authorized the execution, delivery, and performance of the WorldCom Documents to be executed by Debtor and each such Subsidiary, as appropriate. Debtor and each such Obligor has the full legal right, power, and authority to execute, deliver, and perform the WorldCom Documents to which they are parties. The WorldCom Documents constitute the legal, valid, and binding obligations of Debtor and each such Obligor, as appropriate, enforceable in accordance with their terms (subject as to enforcement of remedies to any applicable Debtor Relief Laws). This Agreement and each other WorldCom Document have been duly executed and delivered on behalf of Debtor or Subsidiaries of Debtor or any other Obligor, as the case may be. This Agreement and each other WorldCom Document constitutes a legal, valid, and binding obligation of Debtor and/or Subsidiaries of Debtor and/or any other Obligor, as the case may be, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (d) The execution, delivery, and performance of the WorldCom Documents, does not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to Debtor or any Subsidiary of Debtor or any other Obligor or the articles of incorporation, bylaws or other organic documents of Debtor or any Subsidiary of Debtor or any other Obligor; (ii) result in, or require, the creation or imposition of any Lien on any of the properties or revenues of Borrower or any Subsidiary of Debtor or any other Obligor pursuant to any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award; or (iii) result in a breach or constitute or cause a default under any indenture, agreement, lease, or instrument to which Debtor or any

Subsidiary of Debtor or any other Obligor is a party. Neither Debtor nor any Subsidiary of Debtor nor any other Obligor is in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument.

                  (e) No statement contained in this Workout Agreement or any of the other WorldCom Documents, or in any certificate or other document delivered to WorldCom by Debtor, any Obligor, or by any of Debtor's Subsidiaries (or by any of their respective representatives) or any other Obligor in connection with this Agreement or the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

         16. REPRESENTATIONS AND WARRANTIES OF WORLDCOM. WorldCom represents and warrants to each of the other parties to this Agreement as follows:

                  (a) each of the Debtor Entities have acted in good faith in the performance of their duties under the WorldCom Documents, the Obligations and the negotiation of this Agreement;

                  (b) it is duly incorporated, validly existing and in good standing under the laws of its state of incorporation or organization, and it is duly qualified to do business as a foreign corporation or entity and in good standing in all jurisdictions in which the failure to do so would have a material adverse effect on such party;

                  (c) it has corporate power, and each has authority to execute, deliver and perform the provisions of this Agreement and all such action has been duly and validly authorized by all necessary corporate or other proceedings on its part;

                  (d) this Agreement has been duly and validly executed by it and constitutes a legal, valid and binding obligation of it, enforceable in accordance with the terms of this Agreement; and

                  (e) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated in this Agreement nor the performance of or compliance with the terms and conditions of this Agreement will violate any law or court order.

         17. RECORDS. The unpaid obligations of Debtor to WorldCom, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amounts and the duration of such applicability shall at all times be ascertained from the records of WorldCom, which shall be conclusive absent manifest error.

         18. NO IMPLIED WAIVER; CUMULATIVE REMEDIES. No course of dealing and no delay or failure of WorldCom in exercising any right, power or privilege under this Agreement or any of the other WorldCom Documents will affect any other or future exercise of any such right, power or privilege or exercise of any other right, power or privilege except as and to the extent that

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the assertion of any such right, power or privilege shall be barred by an applicable statute of limitations; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise of such right, power or privilege or of any other right, power or privilege. The rights and remedies of WorldCom under this Agreement or any of the other WorldCom Documents are cumulative and not exclusive of any rights or remedies which WorldCom would otherwise have.

         19. SEVERABILITY. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

         20. GOVERNING LAW, ETC. This agreement shall be governed by Oklahoma law, without giving effect to principles of conflicts of laws. Each party agrees that service of process may be duly effected by service in accordance with the provisions of the Uniform Interstate and International Procedure Act.

         21. EFFECT OF RECOVERY OF PAYMENTS MADE TO WORLDCOM. If any settlement, discharge, payment, fees, grant of security or transfer of property relating to discharging any duty or liability to WorldCom created under this Agreement or the WorldCom Documents is rescinded or avoided by virtue of any provision of any bankruptcy, insolvency, or other similar law affecting creditors' rights, WorldCom will be entitled to recover the value or amount of any such settlement, discharge, payment, fees, grant of security or transfer of property from the Debtor Entities under the WorldCom Documents or this Agreement, as if such settlement, discharge, payment, grant of security or transfer of property had not occurred, but only to the extent permitted by applicable law.

         22. CHOICE OF VENUE AND WAIVER OF JURY TRIAL. THE PARTIES AGREE
THAT ALL DISPUTES OF EVERY KIND AND NATURE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT SHALL BE RESOLVED EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN TULSA, OKLAHOMA. THE PARTIES EACH WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY SUCH DISPUTE AND CONSENT TO THOSE COURTS EXERCISING SUBJECT MATTER AND PERSONAL JURISDICTION WITH RESPECT TO ANY SUCH DISPUTE.

         23. EXECUTION OF RELEASE AND WAIVER. EACH OF THE PARTIES
REPRESENTS AND WARRANTS TO THE OTHER THAT IT HAS CAREFULLY READ THE FOREGOING TERMS AND CONDITIONS OF THIS AGREEMENT, THAT IT KNOWS AND UNDERSTANDS THE CONTENTS AND EFFECT OF THIS AGREEMENT, THAT THE LEGAL EFFECT OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE RELEASE AND WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THIS

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AGREEMENT, HAVE BEEN FULLY EXPLAINED TO ITS SATISFACTION BY
ITS COUNSEL, AND EXECUTION OF THIS AGREEMENT IS A VOLUNTARY ACT.

         24. INTERPRETATION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

         25. MERGER. This Agreement and the WorldCom Documents are intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement and supersedes all prior understandings and agreements, whether written or oral, among the parties relating to the transactions provided for in this Agreement, the Workout Note and the other WorldCom Documents. To the extent that this Agreement conflicts with any of the WorldCom Documents, this Agreement shall control.

         26. DURATION; SURVIVAL. All representations and warranties of Debtor contained in this Agreement or made in connection with this Agreement or any of the other WorldCom Documents shall survive the making of and will not be waived by the execution and delivery of this Agreement, the Note or any of the other WorldCom Documents, or by any investigation by WorldCom. Notwithstanding termination of this Agreement or a Default, all covenants and agreements of the Debtor Entities will continue in full force and effect from and after the date of this Agreement so long as any of the WorldCom Documents are in force, and until payment in full of the Obligations, interest thereon, and all fees and other obligations of the Debtor Entities under this Agreement and the other WorldCom Documents. Without limitation, it is understood that all obligations of Debtor to make payments to or indemnify WorldCom will survive the payment in full of the Obligations and of all other obligations of the Debtor under this Agreement and the other WorldCom Documents.

         27. TERM OF AGREEMENT. This Agreement will terminate when all indebtedness of the Debtor Entities to WorldCom is paid in full, and Debtor no longer purchases telecommunications services from WorldCom, it being understood that WorldCom has no obligation to continue providing telecommunications services to Debtor under this Agreement after a Default.

         28. NO WAIVER. No failure or delay on the part of any party in exercising any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof or of any other right, remedy, power or privilege of such party under this Agreement; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other right, remedy, power or privilege or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the parties under this Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

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         29. HEADINGS.  The headings of the sections in this Agreement are for purposes of reference only, and shall not limit or affect the meaning of such section.

         30. DEFINITIONS. In addition to other words and terms defined elsewhere in this Agreement, the following words and terms have the following meanings, respectively, unless the context otherwise clearly requires:

         "BUSINESS DAY" means any day other than a Saturday, Sunday, public holiday under the laws of the State of Oklahoma or other day on which the banks are authorized or obligated to close in Tulsa, Oklahoma.

         "CAPITAL STOCK" means, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock of any Person that is a corporation; each class of partnership interests (including, without limitation, general, limited, and preference units) in any Person that is a partnership; and membership interests in limited liability companies.

         "COLLATERAL" means all real and personal property, accounts, accounts receivable, contract rights, indefeasible rights of use in telecommunications cable systems, equipment, inventory, chattel paper, general intangibles, Capital Stock and other assets of Debtor and/or any of Debtor's affiliates or Subsidiaries which may be pledged as collateral for the Obligations from time to time pursuant to any security agreement, guaranty, pledge agreement or any such other security documents as may be executed and delivered to WorldCom by or on behalf of Debtor and/or any of Debtor's affiliates or Subsidiaries or any other Obligor from time to time, including, without limitation, any property or assets referred to in any of the WorldCom Documents as securing the Obligations.

         "CREDIT AGREEMENT" means the Credit Agreement by and between Debtor and World Access, Inc., dated as of April ___, 2000.

         "DEBTOR RELIEF LAWS" means applicable bankruptcy, reorganization, moratorium, or similar laws, or principles of equity, affecting the enforcement of creditors' rights generally.

         "LAW" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

         "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), claim, title defect, restriction, easement, charge of any kind, or other security interest or any preference, priority, or other security agreement of any kind or nature whatsoever.

         "OBLIGATIONS" means all present and future obligations, indebtedness, and liabilities (whether such obligations, indebtedness, and liabilities are direct, indirect, fixed, or contingent), and all renewals and extensions of all or any part thereof, of Debtor and each other Obligor to MCI WorldCom, Inc., its subsidiaries and affiliates arising from, by virtue of, or pursuant to this Agreement, any of the other WorldCom Documents, and any and all renewals and extensions thereof or any part thereof or future amendments thereto; all interest accruing on all or any part thereof; and reasonable attorneys' fees incurred by WorldCom for the administration of all or any part thereof, the execution of waivers, amendments, and consents in connection with any part thereof, and in connection with any restructuring, workouts, or in the enforcement or the collection of all or any part thereof. Without limiting the generality of the foregoing, "Obligations" includes all amounts which would be owed by Debtor, each other Obligor and any other Person (other than WorldCom) to WorldCom under any WorldCom Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving Debtor, any other Obligor, or any other Person (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization, or like proceeding of the Debtor, any other Obligor, or any other Person under any Debtor Relief Law).

         "OBLIGOR" means Debtor and any other Person liable to the WorldCom under any of the WorldCom Documents.

         "OFFICIAL BODY" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

         "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, any supranational, national, state, municipal, local, or non-U.S. government, any instrumentality, subdivision, court, administrative agency, or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing, or other governmental or quasi-governmental authority, or other entity or group of whatever nature.

         "SUBSIDIARY" and "SUBSIDIARIES" of any Person means any corporation, partnership, limited liability company, joint venture, trust, or estate of which (or in which) more than fifty percent (50%) of:

                  (a) the outstanding Capital Stock having voting power to elect a majority of the Board of Directors of such corporation (or other Persons performing similar functions of such entity, and irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency),

                  (b) the interest in the capital or profits of such partnership or joint venture, or

                  (c) the beneficial interest of such trust or estate is at the time directly or indirectly owned by (i) such Person, (ii) such Person and one or more of its Subsidiaries, or (iii) one or more of such Person's Subsidiaries. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Debtor.

         "WORLDCOM DOCUMENTS" means, as each such document may be amended, revised, renewed, extended, substituted, or replaced from time to time: this Agreement, the Service Agreement, the Note, the Security Agreement, the Pledge Agreement, all other guarantys executed by any Person guaranteeing payment of any portion of the Obligations; all security agreements and pledge agreements granting any interest in any of the Collateral, stock certificates and partnership agreements constituting part of the Collateral; mortgages, deeds of trust, financing statements, collateral assignments, and other documents and instruments granting WorldCom an interest in any portion of the Collateral or related to the perfection of WorldCom's interest in any portion of the Collateral and/or the transfer to WorldCom of an interest in any portion of the Collateral; all collateral assignments or other agreements granting to WorldCom a lien on any intercompany note, including without limitation, all other documents, instruments, agreements, or certificates executed or delivered by Debtor or any other Obligor as security for Debtor's obligations under the Note, the Service Agreements, or otherwise.

         31. NO PARTNERSHIP OR JOINT VENTURE. It is understood by the parties that this Agreement shall not in any way be construed as an agreement of partnership, general or limited, or of creating a joint venture between WorldCom and any other party to this Agreement, or any one or more of them, or of creating any relationship other than that of debtor and creditor.

         32. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement.

         33. JOINT PREPARATION. The preparation of this Agreement has been a joint effort of the parties and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

         34. NOTICES. Except as otherwise provided herein, whenever it is provided in this Agreement, that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered either in person, with receipt acknowledged, or by certified or registered mail, postage prepaid, or by telecopy and confirmed by telecopy answerback or sent by a nationally recognized overnight air delivery service, shipping charges prepaid, addressed as follows:

         If to Debtor or STAR Telecommunications, Inc.
         any Debtor Entity:   223 East De La Guerra

                              Santa Barbara, California 93101
                              Facsimile No.: (805) 884-1137
                              Attention: Christopher E. Edgecomb

          with a copy to:     Riordan & McKinzie
                              Twenty-Ninth Floor
                              300 South Grand Avenue
                              Los Angeles, California 90071
                              Facsimile No.:  (213) 229-8550
                              Attention: Richard J. Welch

          If to WorldCom:     MCI WorldCom Network Services, Inc.
                              6929 N. Lakewood
                              Mail Drop: 5.2-510
                              Tulsa, Oklahoma 74117
                              Attn: Robert S. Vetera, Vice President Corporate
                              Credit Facsimile No.: (918) 590-0366

          with copy to:       Klett Rooney Lieber & Schorling, P.C.
                              One Oxford Centre, 40th Floor
                              Pittsburgh, Pennsylvania 15219-6498
                              Attn: Many Emamzadeh, Esq.
                              Facsimile No. (412) 392-2128

         35. THIRD PARTY BENEFICIARIES. The terms and conditions of this Agreement are not intended to affect or benefit in any way any third parties other than the WorldCom Entities, all of which are explicitly intended to be third party beneficiaries under this Agreement.

         36. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the respective parties, and their respective successors and assigns, including any bankruptcy trustee, except that neither party may assign or transfer any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party.

         IN WITNESS WHEREOF, the parties hereto by their authorized representatives have executed this Workout Agreement as of the day and year first above written.

STAR TELECOMMUNICATIONS, INC.              By:__________________________
                                           Name: _______________________
By:_________________________               Title:_______________________
Name:_______________________
Title:______________________               HELVEY COM, LLC

PT-1 COMMUNICATIONS, INC.                  By:__________________________

Name:_______________________               PT-1 HOLDINGS II, INC.
Title:______________________

CEO TELECOMMUNICATIONS, INC.               By:___________________________
                                           Name:_________________________
                                           Title:________________________
By:_________________________
Name:_______________________               NATIONWIDE DISTRIBUTORS, INC.
Title:______________________               TECHNOLOGY LEASING, INC.

CEO CALIFORNIA TELECOMMUNICATIONS, INC.
                                           By:___________________________
By:_________________________               Name:_________________________
Name:_______________________               Title:________________________
Title:
                                           INVESTMENT SERVICES, INC.
LUCIUS ENTERPRISES, INC.
                                           By:___________________________
                                           Name:_________________________
By:_________________________               Title:________________________
Name:_______________________
Title:______________________               PT-1 COMMUNICATIONS PUERTO RICO, INC.

AS TELECOMMUNICATIONS, INC.                By:___________________________
                                           Name:_________________________
By:_________________________               Title:________________________
Name:_______________________
Title:______________________               PHONETIME TECHNOLOGIES, INC.

PT-1 LONG DISTANCE, INC.                   By:___________________________
                                           Name:_________________________
                                           Title:________________________
By:_________________________
Name:_______________________
Title:______________________

PT-1 HOLDINGS I, INC.

By:_________________________
Name:_______________________
Title:______________________

                                              MCI WORLDCOM NETWORK SERVICES,
                                              INC.

                                              By:__________________________
                                              Thomas Tracey
                                              Director of Workouts

                                    EXHIBIT A

                               WORLDCOM DOCUMENTS
------------------------------------------------- ----------------- ------------------------------------------------
Document                                          Date              Parties
------------------------------------------------- ----------------- ------------------------------------------------
Wiltel, Inc. Carrier Digital Services Contract    8/1/95            Star Vending, Inc. dba Star Telecommunications
------------------------------------------------- ----------------- ------------------------------------------------
Assignment Agreement                              2/18/95           PT-1 Communications, Inc. Assignor to Star
                                                                    Telecommunications, Inc.
------------------------------------------------- ----------------- ------------------------------------------------
Digital Services Agreement                         8/1/95
------------------------------------------------- ----------------- ------------------------------------------------
Wilmax, Inc Universal Telecom Services Agreement  1/27/97           Star Vending, Inc. dba Star
                                                                    Telecommunications, Inc.

Amendment 3
Amendment 4                                       2/24/98
Amendment 5                                       2/18/98
Amendment 6-                                      3/5/98
Amendment 7                                       4/6/98
Amendment 10                                      4/22/98
Amendment 26                                      8/6/98
Amendment 46                                      3/29/99
Amendment 50                                      8/10/99
                                                  8/31/99
------------------------------------------------- ----------------- ------------------------------------------------
Transcend Telecommunications Services Agreement   2/21/96           CTN - Custom Telecommunications Network of
                                                                    Arizona, Inc.
------------------------------------------------- ----------------- ------------------------------------------------
Wilmax, Inc. Telecommunications Service           10/28/94
Agreement
------------------------------------------------- ----------------- ------------------------------------------------
Digital Network Services, Inc
------------------------------------------------- ----------------- ------------------------------------------------

The parties acknowledge that this Exhibit A may be replaced by a completed Exhibit A, without amending the Workout Agreement, and such replacement, to the extent it is provided to WorldCom within ten (10) Business Days of the date of this Agreement, shall be effective as of the date of this Agreement.

                            SCHEDULE 15

INFORMATION RELATING TO DEBTOR, OBLIGORS AND SUBSIDIARIES THEREOF